Exhibit 10.2

[Letterhead of The St. Joe Company]

January 12, 2011

Fairholme Funds, Inc.
4400 Biscayne Boulevard, 9th Floor
Miami, FL 33137
Attn: Bruce R. Berkowitz, President

Fairholme Capital Management, L.L.C.
4400 Biscayne Boulevard, 9th Floor
Miami, FL 33137
Attn: Bruce R. Berkowitz, Managing Member

Ladies and Gentlemen:

Reference is made to that certain letter agreement (the “Standstill Agreement”) dated as of April 6, 2009, by and among The St. Joe Company, Fairholme Funds, Inc. and Fairholme Capital Management, L.L.C. The St. Joe Company, Fairholme Funds, Inc. and Fairholme Capital Management, L.L.C. hereby agree that the Standstill Agreement is terminated, effective immediately, and shall have no further force or effect.

Very truly yours,

The St. Joe Company

By: /s/ Wm. Britton Greene
Name: Wm. Britton Greene
Title: President and Chief Executive Officer

Confirmed and agreed to as of the date first written above:

Fairholme Funds, Inc.

By: /s/ Bruce Berkowitz
Name: Bruce Berkowitz
Title: President

Fairholme Capital Management, L.L.C.

By: /s/ Bruce Berkowitz
Name: Bruce Berkowitz
Title: Managing Member